UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 6, 2018

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2018, Cummins Inc. (“Cummins,” “the Company,” “the registrant,” “we,” “our,” or “us”) issued the attached press release reporting its financial results for the fourth quarter and full year of 2017, which is furnished herewith as Exhibit 99.

The information furnished pursuant to this Item 2.02, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	The following exhibit is furnished pursuant to Item 2.02 herewith:
99-Press Release dated February 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2018

CUMMINS INC.
/s/ CHRISTOPHER C. CLULOW
Christopher C. Clulow Vice President - Corporate Controller (Principal Accounting Officer)

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Three months ended
In millions, except per share amounts	December 31, 2017	December 31, 2016
NET SALES	$5,476	$4,503
Cost of sales	4,102	3,383
GROSS MARGIN	1,374	1,120
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	633	519
Research, development and engineering expenses	207	158
Equity, royalty and interest income from investees	56	67
Loss contingency	5	—
Other operating income (expense), net	10	(3)
OPERATING INCOME	595	507
Interest income	7	5
Interest expense	24	18
Other income, net	18	14
INCOME BEFORE INCOME TAXES	596	508
Income tax expense	905	112
CONSOLIDATED NET (LOSS) INCOME	(309)	396
Less: Net (loss) income attributable to noncontrolling interests	(35)	18
NET (LOSS) INCOME ATTRIBUTABLE TO CUMMINS INC.	$(274)	$378

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$(1.66)	$2.26
Diluted	$(1.65)	$2.25

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	165.4	167.6
Diluted	166.2	168.1

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$1.025

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited) (a)

	Years ended December 31,
In millions, except per share amounts	2017	2016
NET SALES	$20,428	$17,509
Cost of sales	15,338	13,057
GROSS MARGIN	5,090	4,452
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	2,390	2,046
Research, development and engineering expenses	752	636
Equity, royalty and interest income from investees	357	301
Loss contingency	5	138
Other operating income (expense), net	65	(5)
OPERATING INCOME	2,365	1,928
Interest income	18	23
Interest expense	81	69
Other income, net	63	48
INCOME BEFORE INCOME TAXES	2,365	1,930
Income tax expense	1,371	474
CONSOLIDATED NET INCOME	994	1,456
Less: Net (loss) income attributable to noncontrolling interests	(5)	62
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$999	$1,394

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$5.99	$8.25
Diluted	$5.97	$8.23

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	166.6	169.0
Diluted	167.3	169.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$4.21	$4.00

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (a)

In millions, except par value	December 31, 2017	December 31, 2016
ASSETS
Current assets
Cash and cash equivalents	$1,369	$1,120
Marketable securities	198	260
Total cash, cash equivalents and marketable securities	1,567	1,380
Accounts and notes receivable, net	3,618	3,025
Inventories	3,166	2,675
Prepaid expenses and other current assets	577	627
Total current assets	8,928	7,707
Long-term assets
Property, plant and equipment, net	3,927	3,800
Investments and advances related to equity method investees	1,156	946
Goodwill	1,082	480
Other intangible assets, net	973	332
Pension assets	1,043	731
Other assets	966	1,015
Total assets	$18,075	$15,011

LIABILITIES
Current liabilities
Accounts payable (principally trade)	$2,579	$1,854
Loans payable	57	41
Commercial paper	298	212
Accrued compensation, benefits and retirement costs	811	412
Current portion of accrued product warranty	454	333
Current portion of deferred revenue	500	468
Other accrued expenses	915	970
Current maturities of long-term debt	63	35
Total current liabilities	5,677	4,325
Long-term liabilities
Long-term debt	1,588	1,568
Postretirement benefits other than pensions	289	329
Pensions	330	326
Other liabilities and deferred revenue	2,027	1,289
Total liabilities	$9,911	$7,837

EQUITY
Cummins Inc. shareholders’ equity
Common stock, $2.50 par value, 500 shares authorized, 222.4 and 222.4 shares issued	$2,210	$2,153
Retained earnings	11,464	11,040
Treasury stock, at cost, 56.7 and 54.2 shares	(4,905)	(4,489)
Common stock held by employee benefits trust, at cost, 0.5 and 0.7 shares	(7)	(8)
Accumulated other comprehensive loss	(1,503)	(1,821)
Total Cummins Inc. shareholders’ equity	7,259	6,875
Noncontrolling interests	905	299
Total equity	$8,164	$7,174
Total liabilities and equity	$18,075	$15,011

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited) (a)

	Years ended December 31,
In millions	2017	2016
NET CASH PROVIDED BY OPERATING ACTIVITIES	$2,277	$1,939

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(506)	(531)
Investments in internal use software	(81)	(63)
Proceeds from disposals of property, plant and equipment	110	14
Investments in and advances to equity investees	(66)	(41)
Acquisitions of businesses, net of cash acquired	(662)	(94)
Investments in marketable securities—acquisitions	(194)	(478)
Investments in marketable securities—liquidations	266	306
Proceeds from sale of equity investees	—	60
Cash flows from derivatives not designated as hedges	76	(102)
Other, net	5	12
Net cash used in investing activities	(1,052)	(917)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	6	111
Net borrowings of commercial paper	86	212
Payments on borrowings and capital lease obligations	(60)	(163)
Net borrowings under short-term credit agreements	12	19
Distributions to noncontrolling interests	(29)	(65)
Dividend payments on common stock	(701)	(676)
Repurchases of common stock	(451)	(778)
Acquisitions of noncontrolling interests	—	(98)
Other, net	63	25
Net cash used in financing activities	(1,074)	(1,413)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	98	(200)
Net increase (decrease) in cash and cash equivalents	249	(591)
Cash and cash equivalents at beginning of year	1,120	1,711
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,369	$1,120

(a) Prepared on an unaudited basis in accordance with accounting principles generally accepted in the United States of America.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components (1)	Power Systems		Total Segment	Intersegment Eliminations (2)	Total
	Three months ended December 31, 2017
	External sales	$1,710	$1,928		$1,180	$658		$5,476	$—	$5,476
	Intersegment sales	577	10		378	445		1,410	(1,410)	—
	Total sales	2,287	1,938		1,558	1,103		6,886	(1,410)	5,476
	Depreciation and amortization (3)	47	26		46	30		149	—	149
	Research, development and engineering expenses	79	5		70	53		207	—	207
	Equity, royalty and interest income from investees (4)	33	9		—	14		56	—	56
	Interest income	2	2		2	1		7	—	7
	EBIT	224	97		168	95		584	36	620

	EBIT as a percentage of total sales	9.8%	5.0%		10.8%	8.6%		8.5%		11.3%

	Three months ended December 31, 2016
	External sales	$1,424	$1,664		$860	$555		$4,503	$—	$4,503
	Intersegment sales	543	6		317	377		1,243	(1,243)	—
	Total sales	1,967	1,670		1,177	932		5,746	(1,243)	4,503
	Depreciation and amortization (3)	41	31		38	28		138	—	138
	Research, development and engineering expenses	60	3		47	48		158	—	158
	Equity, royalty and interest income from investees	28	14		12	13		67	—	67
	Interest income	2	1		1	1		5	—	5
	EBIT	194	122	(5)	140	68	(6)	524	2	526

	EBIT as a percentage of total sales	9.9%	7.3%		11.9%	7.3%		9.1%		11.7%

(1)	The 2017 disclosures include Eaton Cummins Automated Transmission Technologies joint venture results consolidated during the third quarter of 2017.
(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the three months ended December 31, 2017 and 2016.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense."

(4)
U.S. tax legislation passed in December 2017 decreased our equity earnings at certain equity investees, negatively impacting our equity, royalty and interest income from investees by $23 million, $4 million and $12 million for the Engine, Distribution and Components segments, respectively.

(5)
Distribution segment EBIT included a gain of $15 million on the fair value adjustment resulting from the acquisition of the controlling interest in a North American distributor in the fourth quarter of 2016.

(6)	In the fourth quarter of 2016, we sold our remaining 49 percent interest in Cummins Olayan Energy for $61 million and recognized a gain of $17 million.

CUMMINS INC. AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)

	In millions	Engine	Distribution		Components (1)	Power Systems		Total Segment	Intersegment Eliminations (2)	Total
	Year ended December 31, 2017
	External sales	$6,661	$7,029		$4,363	$2,375		$20,428	$—	$20,428
	Intersegment sales	2,292	29		1,526	1,683		5,530	(5,530)	—
	Total sales	8,953	7,058		5,889	4,058		25,958	(5,530)	20,428
	Depreciation and amortization (3)	184	116		163	117		580	—	580
	Research, development and engineering expenses	279	19		240	214		752	—	752
	Equity, royalty and interest income from investees (4)	219	44		40	54		357	—	357
	Interest income	6	6		3	3		18	—	18
	EBIT	959	384		754	294		2,391	55	2,446

	EBIT as a percentage of total sales	10.7%	5.4%		12.8%	7.2%		9.2%		12.0%

	Year ended December 31, 2016
	External sales	$5,774	$6,157		$3,514	$2,064		$17,509	$—	$17,509
	Intersegment sales	2,030	24		1,322	1,453		4,829	(4,829)	—
	Total sales	7,804	6,181		4,836	3,517		22,338	(4,829)	17,509
	Depreciation and amortization (3)	163	116		133	115		527	—	527
	Research, development and engineering expenses	226	13		208	189		636	—	636
	Equity, royalty and interest income from investees	148	70		41	42		301	—	301
	Loss contingency	138	—		—	—		138	—	138
	Interest income	10	4		4	5		23	—	23
	EBIT	686	392	(5)	641	263	(6)	1,982	17	1,999

	EBIT as a percentage of total sales	8.8%	6.3%		13.3%	7.5%		8.9%		11.4%

(1)	The 2017 disclosures include Eaton Cummins Automated Transmission Technologies joint venture results consolidated during the third quarter of 2017.
(2)
Includes intersegment sales, intersegment profit in inventory eliminations and unallocated corporate expenses. There were no significant unallocated corporate expenses for the years ended December 31, 2017 and 2016.

(3)
Depreciation and amortization as shown on a segment basis excludes the amortization of debt discount and deferred costs included in the Condensed Consolidated Statements of Income as "Interest expense." The amortization of debt discount and deferred costs was $3 million for both years ended December 31, 2017 and December 31, 2016.

(4)
U.S. tax legislation passed in December 2017 decreased our equity earnings at certain equity investees, negatively impacting our equity, royalty and interest income from investees by $23 million, $4 million and $12 million for the Engine, Distribution and Component segments, respectively.

(5)
Distribution segment EBIT included a gain of $15 million on the fair value adjustment resulting from the acquisition of the controlling interests in a North American distributor in the fourth quarter of 2016.

(6)	In the fourth quarter of 2016, we sold our remaining 49 percent interest in Cummins Olayan Energy for $61 million and recognized a gain of $17 million.

A reconciliation of our segment information to the corresponding amounts in the Condensed Consolidated Statements of Income is shown in the table below:

	Three months ended		Years ended
In millions	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Total EBIT	$620	$526	$2,446	$1,999
Less: Interest expense	24	18	81	69
Income before income taxes	$596	$508	$2,365	$1,930

CUMMINS INC. AND SUBSIDIARIES
SELECT FOOTNOTE DATA
(Unaudited)

BASIS OF PRESENTATION

Our consolidated financial statements were prepared based on proposed guidance provided by the Financial Accounting Standards Board in their Exposure Draft (ED) released on January 18, 2018, regarding the reclassification of certain stranded effects of income taxes in accumulated other comprehensive income resulting from the Tax Cuts and Jobs Act of 2017.  The ED was not final on our earnings release date of February 6, 2018, but is expected to be final when we file our 2017 Form 10-K the week of February 12, 2018.

EQUITY, ROYALTY AND INTEREST INCOME FROM INVESTEES

Equity, royalty and interest income from investees included in our Condensed Consolidated Statements of Income for the reporting periods was as follows:

	Three months ended			Years ended
In millions	December 31, 2017		December 31, 2016	December 31, 2017		December 31, 2016
Distribution entities
Komatsu Cummins Chile, Ltda.	$7		$8	$30		$34
North American distributors	—		3	—		21
All other distributors	—		(2)	(1)		—
Manufacturing entities
Dongfeng Cummins Engine Company, Ltd.	17		14	73		46
Beijing Foton Cummins Engine Co., Ltd.	15		(7)	94		52
Chongqing Cummins Engine Company, Ltd.	11		10	41		38
Dongfeng Cummins Emission Solutions Co., Ltd.	3		4	13		9
Shanghai Fleetguard Filter Co., Ltd.	2		3	12		10
Cummins Westport, Inc.	—	(1)	6	9	(1)	11
All other manufacturers	(12)	(1)	16	37	(1)	39
Cummins share of net income	43		55	308		260
Royalty and interest income	13		12	49		41
Equity, royalty and interest income from investees	$56		$67	$357		$301
___________________________________________________________
(1) U.S. tax legislation passed in December 2017 decreased our equity earnings at certain equity investees, including a $7 million unfavorable impact to Cummins Westport, Inc. due to the remeasurement of deferred taxes and a $32 million unfavorable impact to "All other manufacturers" due to withholding tax adjustments on foreign earnings.

INCOME TAXES

On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (Tax Legislation).  Among other things, the Tax Legislation changed the U.S. statutory rate to 21 percent effective January 1, 2018.  The impact of the Tax Legislation resulted in a net incremental charge to our Condensed Consolidated Statements of Income of $777 million.  The components of the 2017 charge were as follows:

In millions	Impact of Tax Legislation
Increase in income tax expense	$781
Decrease in equity, royalty and other income from investees	39
Increase in income attributable to noncontrolling interests	(43)
Net impact of Tax Legislation	$777
The $781 million increase in tax expense is composed of three elements - the remeasurement of deferred taxes, a one-time transitional tax on unrepatriated earnings and withholding taxes on foreign earnings.
We remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future, which is generally 21 percent. We are still analyzing certain aspects of the Tax Legislation and refining our calculations, which could potentially affect the measurement of these balances. The provisional amount related to the remeasurement of our deferred tax balance is an incremental tax expense of $152 million.
The one-time transition tax is based on our total post-1986 unrepatriated earnings and profits not previously subject to U.S. income tax. The recorded provisional amount for our one-time transition tax is a tax expense of $298 million.
Withholding tax is an additional cost associated with the distribution of earnings from some jurisdictions. As a result of the Tax Legislation, we reconsidered previous assertions regarding earnings that were considered permanently reinvested, which requires us to record withholding taxes on earnings likely to be distributed in the foreseeable future. The assertion as to which earnings are permanently reinvested for purposes of calculating withholding tax is provisional as we refine the underlying calculations of the amount of earnings subject to the tax and the rate at which it will be taxed. The recorded provisional amount for the withholding tax resulted in an incremental tax expense of $331 million.

Our unconsolidated equity investees were also unfavorably impacted by the new tax legislation by $39 million, due to $32 million of withholding taxes on foreign earnings and $7 million due to the remeasurement of deferred taxes. In addition, our noncontrolling interests included a $43 million credit related to the withholding taxes on foreign earnings.
Our income tax rates are generally less than the 35 percent U.S. statutory income tax rate, primarily because of lower taxes on foreign earnings and research tax credits. Our effective tax rate for 2017 was 151.8 percent and 58.0 percent for the fourth quarter and full year, respectively, compared to 22.0 percent and 24.6 percent for the fourth quarter and full year in 2016. Our 2017 effective tax rate excluding the Tax Legislation was 19.5 percent and 24.5 percent for the fourth quarter and full year, respectively.
We expect our 2018 effective tax rate to be 23 percent, excluding any discrete items (including adjustments to provisional estimates) that may arise.

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Condensed Consolidated Statements of Income excluding impacts of Tax Legislation

Cummins Inc. and Subsidiaries
Condensed Consolidated Statements of Income

	Three months ended
	December 31, 2017
In millions, except per share amounts	As Reported Under GAAP	Excluding Tax Legislation Impact	Adjusted Excluding Tax Impact
NET SALES	$5,476	$—	$5,476
Cost of sales	4,102	—	4,102
GROSS MARGIN	1,374	—	1,374
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	633	—	633
Research, development and engineering expenses	207	—	207
Equity, royalty and interest income from investees	56	39	95
Loss contingency	5	—	5
Other operating income (expense), net	10	—	10
OPERATING INCOME	595	39	634
Interest income	7	—	7
Interest expense	24	—	24
Other income, net	18	—	18
INCOME BEFORE INCOME TAXES	596	39	635
Income tax expense	905	(781)	124
CONSOLIDATED NET (LOSS) INCOME	(309)	820	511
Less: Net (loss) income attributable to noncontrolling interests	(35)	43	8
NET (LOSS) INCOME ATTRIBUTABLE TO CUMMINS INC.	$(274)	$777	$503

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$(1.66)	$4.70	$3.04
Diluted	$(1.65)	$4.68	$3.03

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	165.4	—	165.4
Diluted	166.2	—	166.2

CASH DIVIDENDS DECLARED PER COMMON SHARE	$1.08	$—	$1.08

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Cummins Inc. and Subsidiaries
Condensed Consolidated Statements of Income

	Year ended
	December 31, 2017
In millions, except per share amounts	As Reported Under GAAP	Excluding Tax Legislation Impact	Adjusted Excluding Tax Impact
NET SALES	$20,428	$—	$20,428
Cost of sales	15,338	—	15,338
GROSS MARGIN	5,090	—	5,090
OPERATING EXPENSES AND INCOME
Selling, general and administrative expenses	2,390	—	2,390
Research, development and engineering expenses	752	—	752
Equity, royalty and interest income from investees	357	39	396
Loss contingency	5	—	5
Other operating income (expense), net	65	—	65
OPERATING INCOME	2,365	39	2,404
Interest income	18	—	18
Interest expense	81	—	81
Other income, net	63	—	63
INCOME BEFORE INCOME TAXES	2,365	39	2,404
Income tax expense	1,371	(781)	590
CONSOLIDATED NET INCOME	994	820	1,814
Less: Net (loss) income attributable to noncontrolling interests	(5)	43	38
NET INCOME ATTRIBUTABLE TO CUMMINS INC.	$999	$777	$1,776

EARNINGS PER COMMON SHARE ATTRIBUTABLE TO CUMMINS INC.
Basic	$5.99	$4.66	$10.65
Diluted	$5.97	$4.65	$10.62

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	166.6	—	166.6
Diluted	167.3	—	167.3

CASH DIVIDENDS DECLARED PER COMMON SHARE	$4.21	$—	$4.21

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Reconciliation of Non GAAP measures - Earnings before interest, income taxes and noncontrolling interests
We define EBIT as earnings before interest expense, income tax expense and noncontrolling interests in income of consolidated subsidiaries. We use EBIT to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBIT for each of the applicable periods:

	Three months ended		Years ended
In millions	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income attributable to Cummins Inc.	$(274)	$378	$999	$1,394

Net (loss) income attributable to Cummins Inc. as a percentage of net sales	(5.0)%	8.4%	4.9%	8.0%

Add
Net (loss) income attributable to noncontrolling interests	(35)	18	(5)	62
Consolidated net (loss) income	(309)	396	994	1,456

Add
Interest expense	24	18	81	69
Income tax expense	905	112	1,371	474
EBIT	620	526	2,446	1,999

EBIT as a percentage of net sales	11.3%	11.7%	12.0%	11.4%

Impact of tax legislation on equity investees	39	—	39	—

EBIT, excluding impact of tax legislation on equity investees	$659	$526	$2,485	$1,999

EBIT, excluding impact of tax legislation on equity investees, as a percentage of net sales	12.0%	11.7%	12.2%	11.4%

CUMMINS INC. AND SUBSIDIARIES
FINANCIAL MEASURES THAT SUPPLEMENT GAAP
(Unaudited)

Reconciliation of Non GAAP measures - Earnings before interest, income taxes, noncontrolling interests, depreciation and amortization
We define EBITDA as earnings before interest expense, income tax expense, noncontrolling interests, depreciation and amortization in income of consolidated subsidiaries. We will use EBITDA to assess and measure the performance of our operating segments and also as a component in measuring our variable compensation programs beginning January 1, 2018. This measure is not in accordance with, or an alternative for, accounting principles generally accepted in the United States and may not be consistent with measures used by other companies. It should be considered supplemental data. Below is a reconciliation of “Net income attributable to Cummins Inc.” to EBITDA for each of the applicable periods:

	Three months ended		Years ended
In millions	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income attributable to Cummins Inc.	$(274)	$378	$999	$1,394

Net (loss) income attributable to Cummins Inc. as a percentage of net sales	(5.0)%	8.4%	4.9%	8.0%

Add
Net (loss) income attributable to noncontrolling interests	(35)	18	(5)	62
Consolidated net (loss) income	(309)	396	994	1,456

Add
Interest expense	24	18	81	69
Income tax expense	905	112	1,371	474
EBIT	620	526	2,446	1,999

Add
Depreciation and amortization	149	138	580	527
EBITDA	769	664	3,026	2,526

EBITDA as a percentage of net sales	14.0%	14.7%	14.8%	14.4%

Impact of tax legislation on equity investees	39	—	39	—

EBITDA, excluding impact of tax legislation on equity investees	$730	$664	$3,065	$2,526

EBITDA, excluding tax legislation impact on equity investees, as a percentage of net sales	13.3%	14.7%	15.0%	14.4%

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Engine Segment Sales by Market and Unit Shipments by Engine Classification
Sales for our Engine segment by market were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$620	$714	$776	$730	$2,840
Medium-duty truck and bus	544	701	625	643	2,513
Light-duty automotive	423	429	452	423	1,727
Off-highway	436	463	483	491	1,873
Total sales	$2,023	$2,307	$2,336	$2,287	$8,953

2016
In millions	Q1	Q2	Q3	Q4	YTD
Heavy-duty truck	$631	$622	$625	$565	$2,443
Medium-duty truck and bus	549	600	517	606	2,272
Light-duty automotive	433	394	345	409	1,581
Off-highway	363	386	372	387	1,508
Total sales	$1,976	$2,002	$1,859	$1,967	$7,804
Unit shipments by engine classification (including unit shipments to Power Systems and off-highway engine units included in their respective classification) were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,200	24,100	28,100	24,500	95,900
Medium-duty	60,300	71,600	68,500	67,700	268,100
Light-duty	63,100	65,600	66,300	62,500	257,500
Total units	142,600	161,300	162,900	154,700	621,500

2016
Units	Q1	Q2	Q3	Q4	YTD
Heavy-duty	19,700	20,700	20,100	18,500	79,000
Medium-duty	55,400	62,300	53,400	58,000	229,100
Light-duty	61,700	57,100	49,800	60,000	228,600
Total units	136,800	140,100	123,300	136,500	536,700

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Distribution Segment Sales by Product Line
Sales for our Distribution segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$745	$759	$768	$768	$3,040
Service	319	320	326	347	1,312
Power generation	306	329	317	385	1,337
Engines	275	314	342	438	1,369
Total sales	$1,645	$1,722	$1,753	$1,938	$7,058

2016
In millions	Q1	Q2	Q3	Q4	YTD
Parts	$648	$642	$643	$694	$2,627
Service	299	297	299	320	1,215
Power generation	275	326	291	347	1,239
Engines	241	279	271	309	1,100
Total sales	$1,463	$1,544	$1,504	$1,670	$6,181

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Component Segment Sales by Business
In the first quarter of 2017, our Components segment reorganized its reporting structure to move our electronics business out of the emission solutions business and into the fuel systems business to enhance operational, administrative and product development efficiencies. Prior year sales were reclassified to conform with this change. We renamed our fuel systems business to electronics and fuel systems.
In the third quarter of 2017, we formed the Eaton Cummins Automated Transmission Technologies joint venture (ECJV), which was consolidated and included in our Components segment as the automated transmissions business.
Sales for our Components segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$616	$674	$696	$689	$2,675
Turbo technologies	287	307	297	288	1,179
Filtration	277	291	287	298	1,153
Electronics and fuel systems	164	182	184	188	718
Automated transmissions	—	—	69	95	164
Total sales	$1,344	$1,454	$1,533	$1,558	$5,889

2016
In millions	Q1	Q2	Q3	Q4	YTD
Emission solutions	$589	$603	$522	$524	$2,238
Turbo technologies	265	276	241	254	1,036
Filtration	252	262	244	252	1,010
Electronics and fuel systems	131	138	136	147	552
Total sales	$1,237	$1,279	$1,143	$1,177	$4,836

2015
In millions	YTD
Emission solutions	$2,449
Turbo technologies	1,141
Filtration	1,010
Electronics and fuel systems	572
Total sales	$5,172

CUMMINS INC. AND SUBSIDIARIES
BUSINESS UNIT SALES DATA
(Unaudited)

Power Systems Segment Sales by Product Line and Unit Shipments by Engine Classification
In the first quarter of 2017, our Power Systems segment reorganized its product lines to better reflect how the segment is managed. Prior year sales were reclassified to reflect these changes.
Sales for our Power Systems segment by product line were as follows:

2017
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$526	$570	$580	$629	$2,305
Industrial	275	353	385	386	1,399
Generator technologies	81	94	91	88	354
Total sales	$882	$1,017	$1,056	$1,103	$4,058

2016
In millions	Q1	Q2	Q3	Q4	YTD
Power generation	$518	$602	$543	$593	$2,256
Industrial	215	236	235	255	941
Generator technologies	75	83	78	84	320
Total sales	$808	$921	$856	$932	$3,517

2015
In millions	YTD
Power generation	$2,588
Industrial	1,121
Generator technologies	358
Total sales	$4,067
High-horsepower unit shipments by engine classification were as follows:

2017
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,900	2,100	2,200	2,000	8,200
Industrial	1,300	1,700	1,600	1,800	6,400
Total units	3,200	3,800	3,800	3,800	14,600

2016
Units	Q1	Q2	Q3	Q4	YTD
Power generation	1,800	2,200	2,000	1,900	7,900
Industrial	1,000	1,100	1,000	1,300	4,400
Total units	2,800	3,300	3,000	3,200	12,300